Exhibit (r)(1)

                                POWER OF ATTORNEY
                        RIVESOURCE LIFE INSURANCE COMPANY

Gumer C. Alvero
Timothy V. Bechtold
Richard N. Bush
Brian J. McGrane
Kevin E. Palmer
Bridget M. Sperl
David K. Stewart
William F. "Ted" Truscott
John R. Woerner

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W. Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 22nd day of October, 2008.


/s/ Gumer C. Alvero                     /s/ Bridget M. Sperl
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Bridget M. Sperl
Director and Executive Vice             Executive Vice President - Client
President - Annuities                   Services


/s/ Richard N. Bush                     /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Richard N. Bush                         David K. Stewart
Senior Vice President - Corporate Tax   Vice President and Controller


/s/ Timothy V. Bechtold                 /s/ William F. "Ted" Truscott
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     William F. "Ted" Truscott
Director and President                  Director


/s/ Brian J. McGrane                    /s/ John R. Woerner
-------------------------------------   ----------------------------------------
Brian J. McGrane                        John R. Woerner
Director, Executive Vice                Director
President and Chief Financial Officer


/s/ Kevin E. Palmer
-------------------------------------
Kevin E. Palmer
Director, Vice President and
Chief Actuary

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                        1933 Act No.   1940 Act No.
                                                                                        ------------   ------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                                   811-07247
Privileged Assets Select Annuity                                                         333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                                                      811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource    333-139757
Personal Portfolio
RiverSource Preferred Variable Annuity                                                   333-139758
Evergreen Essential Variable Annuity                                                     333-139763
Evergreen New Solutions Variable Annuity                                                 333-139763
Evergreen New Solutions Select Variable Annuity                                          333-139759
Evergreen Pathways Variable Annuity                                                      333-139759
Evergreen Pathways Select Variable Annuity                                               333-139759
Evergreen Privilege Variable Annuity                                                     333-139759
RiverSource AccessChoice Select Variable Annuity                                         333-139759
RiverSource Endeavor Select Variable Annuity                                             333-139763
RiverSource Endeavor Plus Variable Annuity                                               333-139759
RiverSource FlexChoice Variable Annuity                                                  333-139759
RiverSource FlexChoice Select Variable Annuity                                           333-139759
RiverSource Galaxy Premier Variable Annuity                                              333-139761
RiverSource Innovations Variable Annuity                                                 333-139763
RiverSource Innovations Classic Variable Annuity                                         333-139763
RiverSource Innovations Classic Select Variable Annuity                                  333-139763
RiverSource Innovations Select Variable Annuity                                          333-139763
RiverSource New Solutions Variable Annuity                                               333-139763
RiverSource Pinnacle Variable Annuity                                                    333-139761
RiverSource Platinum Variable Annuity                                                    333-139760

                                                                                        1933 Act No.   1940 Act No.
                                                                                        ------------   ------------
RiverSource Signature Variable Annuity                                                   333-139762
RiverSource Signature One Variable Annuity                                               333-139762
RiverSource Signature One Select Variable Annuity                                        333-139762
RiverSource Signature Select Variable Annuity                                            333-139760
Wells Fargo Advantage Variable Annuity                                                   333-139762
Wells Fargo Advantage Builder Variable Annuity                                           333-139762
Wells Fargo Advantage Builder Select Variable Annuity                                    333-139762
Wells Fargo Advantage Choice Select Variable Annuity                                     333-139759
Wells Fargo Advantage Choice Variable Annuity                                            333-139759
Wells Fargo Advantage Select Variable Annuity                                            333-139763
RIVERSOURCE ACCOUNT F                                                                                     811-2317
RiverSource Variable Retirement & Combination Retirement Annuities                          2-73114
RiverSource Employee Benefit Annuity                                                       33-52518
RiverSource Flexible Annuity                                                                33-4173

RiverSource Group Variable Annuity Contract                                                33-47302
RIVERSOURCE VARIABLE ANNUITY FUND A                                                                       811-1653
RiverSource Variable Annuity Fund A                                                         2-29081
RIVERSOURCE VARIABLE ANNUITY FUND B                                                                       811-1674
RiverSource Variable Annuity Fund B - Individual                                            2-29358
RiverSource Variable Annuity Fund B - Group                                                 2-47430
RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                                                     33-62407
RiverSource Retirement Advisor Variable Annuity                                           333-79311
RiverSource Retirement Advisor Variable Annuity - Band 3                                  333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement          333-79311
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Variable Annuity - Band 3                        333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement     333-79311
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource              333-79311
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity
RIVERSOURCE ACCOUNT SBS                                                                                  811-06315
RiverSource Symphony Annuity                                                               33-40779
RIVERSOURCE MVA ACCOUNT                                                                                     N/A
Evergreen Essential Variable Annuity                                                     333-139776
Evergreen New Solutions Variable Annuity                                                 333-139776
Evergreen New Solutions Select Variable Annuity                                          333-139776
Evergreen Pathways Variable Annuity                                                      333-139776
Evergreen Privilege Variable Annuity                                                     333-139776
Evergreen Pathways Select Variable Annuity                                               333-139776
RiverSource AccessChoice Select Variable Annuity                                         333-139776
RiverSource Endeavor Select Variable Annuity                                             333-139776
RiverSource FlexChoice Variable Annuity                                                  333-139776

RiverSource FlexChoice Select Variable Annuity                                           333-139776
RiverSource Galaxy Premier Variable Annuity                                              333-139776
RiverSource Innovations Variable Annuity                                                 333-139776
RiverSource Innovations Classic Variable Annuity                                         333-139776
RiverSource Innovations Classic Select Variable Annuity                                  333-139776
RiverSource Innovations Select Variable Annuity                                          333-139776
RiverSource New Solutions Variable Annuity                                               333-139776
RiverSource Pinnacle Variable Annuity                                                    333-139776
RiverSource Signature Variable Annuity                                                   333-139776
RiverSource Signature One Variable Annuity                                               333-139776
RiverSource Signature One Select Variable Annuity                                        333-139776
RiverSource Signature Select Variable Annuity                                            333-139776
Wells Fargo Advantage Variable Annuity                                                   333-139776
Wells Fargo Advantage Builder Variable Annuity                                           333-139776
Wells Fargo Advantage Builder Select Variable Annuity                                    333-139776
Wells Fargo Advantage Choice Select Variable Annuity                                     333-139776
RIVERSOURCE ACCOUNT MGA                                                                                    N/A
RiverSource Guaranteed Term Annuity                                                      333-114888
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement    333-114888
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource             333-114888
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity
RiverSource Guaranteed Variable Annuity Contract                                           33-48701
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                                811-4298
RiverSource Single Premium Variable Life Insurance                                        333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -           333-69777
Estate Series
RiverSource Variable Second-To-Die Life Insurance                                          33-62457
RiverSource Variable Universal Life Insurance                                              33-11165

RiverSource Variable Universal Life III                                                   333-69777
RiverSource Succession Select Variable Life Insurance                                      33-62457
RiverSource Single Premium Variable Life Insurance Policy                                   2-97637
RIVERSOURCE VARIABLE LIFE ACCOUNT                                                                        811-09515
RiverSource Signature Variable Universal Life Insurance                                   333-84121
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                                      811-4652
RiverSource Single Premium Variable Life Insurance Policy                                   33-5210